Exhibit 99.1

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2004-B-M

TERM SHEET

Subject to Revision

The Issuer

AmeriCredit Automobile Receivables Trust 2004-B-M is a Delaware statutory trust. The issuer will issue the notes and be liable for their payment. The issuer’s principal asset will be a pool of automobile loans.

The Seller

AFS SenSub Corp., or SenSub, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. SenSub will sell the automobile loans to the issuer.

The Servicer

AmeriCredit Financial Services, Inc., or AmeriCredit, is a Delaware corporation. AmeriCredit either purchased the automobile loans without recourse from automobile dealers and other third-party lenders or originated the automobile loans directly with consumers and will service the automobile loans on behalf of the issuer. AmeriCredit will sell the automobile loans to the seller.

The Insurer

MBIA Insurance Corporation, or MBIA, is a New York stock insurance company. MBIA will issue a policy, which will guarantee the payment of timely interest and certain payments of principal due on the notes, but only as described in the section of the prospectus supplement titled “The Policy.”

The Trustee

Wells Fargo Bank, National Association, or Wells Fargo, is a national banking association. Wells Fargo will be the trust collateral agent, the indenture trustee and the backup servicer.

Statistical Calculation Date

March 9, 2004. This is the date that was used in preparing the statistical information used in this term sheet.

Initial Cutoff Date

April 5, 2004. The issuer will receive amounts collected on the automobile loans after this date.

Closing Date

On or about April 14, 2004.

Description of the Securities

The issuer will issue four classes of its asset backed notes. The notes are designated as the “Class A-1 Notes,” the “Class A-2 Notes,” the “Class A-3 Notes” and the “Class A-4 Notes.”

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:

	Initial Note		Final Scheduled
Class	Principal Balance	Interest Rate	Distribution Date
A-1	$224,000,000	—%	April 6, 2005
A-2	$308,000,000	—%	September 6, 2007
A-3	$147,000,000	—%	August 6, 2008
A-4	$221,000,000	—%	March 7, 2011

The notes will initially be issued in book entry form only and will be issued in minimum denominations of $1,000 and multiples of $1,000.

The notes will not be listed on any securities exchange.

You may hold your notes through DTC in the United States or through Clearstream Banking, société anonyme, or the Euroclear System in Europe.

The notes will be secured solely by the pool of automobile loans and the other assets of the issuer which are described under the section entitled “The Trust Assets.”

Distribution Dates

•	The distribution date will be the sixth day of each month, subject to the business day rule set forth below, commencing on May 6, 2004. If AmeriCredit is no longer acting as servicer, the distribution date will be the tenth day of each month.

•	Insured distributions:

MBIA will make payment of any unpaid interest and certain payments of principal due on the notes on each distribution date.

•	Business day rule:

If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

•	Record dates:

The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the closing date.

Interest on the Class A-1 Notes will be calculated on an “actual/360” basis.

Interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will be calculated on a “30/360” basis.

Principal

•	Principal of the notes will be payable on each distribution date in an amount equal to

(1)	100% of the principal amortization which occurred in the automobile loan pool during the prior calendar month, but not to exceed the amount necessary to build and maintain the amount of overcollateralization required by MBIA, plus

(2)	the amount of excess interest collected on the automobile loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by MBIA, which will be used to pay principal on the notes on that distribution date, but only as necessary to build and maintain the amount of overcollateralization required by MBIA.

In addition, the outstanding principal balance of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

•	The classes of notes are “sequential pay” classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

–	first, the Class A-1 Notes will be paid off;

–	once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize until they are paid off;

–	once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize until they are paid off; and

–	once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize until they are paid off.

The Trust Assets

The issuer’s assets will principally include:

•	a pool of automobile loans, which are secured by new and used automobiles, light duty trucks and vans;

•	collections on the automobile loans received after April 5, 2004;

•	an assignment of the security interests in the vehicles securing the automobile loan pool; and

•	the pre-funding account.

The Automobile Loan Pool

The automobile loans consist of motor vehicle retail installment sale contracts originated by dealers or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by AmeriCredit directly with consumers. The automobile loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.

Statistical Information

The statistical information in this term sheet is based on the automobile loans in the pool as of March 9, 2004. The statistical distribution of the characteristics of the automobile loan pool as of the initial cutoff date, which is April 5, 2004 will vary somewhat from the statistical distribution of those characteristics as of March 9, 2004 , although that variance will not be material.

•	As of March 9, 2004 the automobile loans in the pool have:

–	an aggregate principal balance of $663,844,201.82;

–	a weighted average annual percentage rate of approximately 17.08%;

–	a weighted average original maturity of approximately 62 months;

–	a weighted average remaining maturity of approximately 54 months; and

–	an individual remaining term of not more than 72 months and not less than 3 months.

•	As of April 5, 2004 the automobile loans in the pool are expected to have an aggregate principal balance of approximately $800,000,000, which, together with the amounts on deposit in the pre-funding account, provides approximately 8.5% of initial overcollateralization.

•	It is expected that receivables representing approximately 10-15% of the total aggregate principal balance of the receivables (including additional receivables purchased during the pre-funding period) will have been included in previous securitizations sponsored by AmeriCredit and repurchased by AmeriCredit in connection with optional redemptions of those securitizations. The pool of automobile loans about which statistical information is presented in this term sheet includes characteristics of such repurchased automobile loans. The receivables that are expected to be included in the pool on the initial cutoff date from prior securitizations have not yet been repurchased by AmeriCredit, but it is anticipated that they will have been by the initial cutoff date. If AmeriCredit does not repurchase those receivables by the initial cutoff date then the initial pool will be significantly different from the statistical pool as of March 9, 2004.

Pre-Funding Feature

Approximately $168,000,000 of the proceeds of the notes will be held by Wells Fargo in a pre-funding account, and will be used to purchase additional automobile loans from the seller. The issuer will purchase the additional automobile loans from time to time on or before July 14, 2004, from funds on deposit in this account.

These additional automobile loans will also have been originated by dealers or third-party lenders and then acquired by AmeriCredit or originated by AmeriCredit directly with consumers, and will not be materially different from the automobile loans acquired by the issuer on the closing date. The additional automobile loans are expected to consist of new originations rather than loans repurchased from prior securitizations.

The Insurance Policy

On the day of the closing, MBIA will issue a note guaranty insurance policy for the benefit of the noteholders. Under this policy, MBIA will unconditionally and irrevocably guarantee the payments of interest and certain payments of principal due on the notes during the term of the policy, but only as described in the section of the prospectus supplement titled “The Policy.”

Subject to the terms of the note guaranty insurance policy, the policy guarantees:

•	monthly interest on the notes (net of certain shortfalls);

•	principal of each note on its final scheduled distribution date;

•	certain limited principal payments of the notes on any distribution date that the outstanding principal balance of the notes exceeds the aggregate receivables balance in order to maintain parity; and

•	subject to certain conditions, any payments previously distributed to the noteholders that must be returned as preference payments to a trustee in bankruptcy.

If, on any distribution date, the noteholders would not otherwise receive the full amount of certain payments then due to them, the shortfall will be paid either from funds available from a spread account or from the proceeds of a drawing under the policy in accordance with its terms.

Optional Redemption

The Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which the servicer exercises its “clean-up call” option to purchase the automobile loan pool. This can only occur after the pool balance declines to 10% or less of the original balance (including additional receivables purchased during the pre-funding period). The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest plus any amounts remaining unpaid to MBIA under the insurance agreement. MBIA’s consent to the exercise of the clean-up call is required if the clean-up call would result in a claim on the note guaranty insurance policy.

Mandatory Redemption

•	Each class of notes will be redeemed in part on August 6, 2004 in the event that any pre-funding account moneys remain unused on July 14, 2004. The principal amount of each class of notes to be redeemed will be an amount equal to that class’s pro rata share of the remaining amount.

•	The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as MBIA is not in default, the power to declare an event of default will be held by MBIA. Upon declaration of an event of default, the notes may be accelerated and subject to immediate payment at par. The policy issued by MBIA does not guarantee payment of any amounts that become due on an accelerated basis, unless MBIA elects, in its sole discretion, to pay those amounts.

Sale of Receivables

The servicer may direct the issuer to sell receivables that are more than 60 days delinquent to a third party that is unaffiliated with the servicer, the seller and the issuer. Delinquent receivables may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the initial number of receivables in the pool be sold by the issuer in this manner.

Federal Income Tax Consequences

For federal income tax purposes:

•	Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be characterized as indebtedness and the issuer will not be characterized as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the note as indebtedness.

•	Interest on the notes will be taxable as ordinary income

–	when received by a holder using the cash method of accounting, and

–	when accrued by a holder using the accrual method of accounting.

•	Dewey Ballantine LLP has prepared the discussion under “Material Federal Income Tax Consequences” in the prospectus supplement and “Material Federal Income Tax Consequences” in the prospectus and is of the opinion that such discussions as they relate to federal income tax matters and to the extent that they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects.

ERISA Considerations

Subject to the important considerations described under “ERISA Considerations” in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. Fiduciaries of such plans should consult with counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Legal Investment

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Rating of the Notes

The notes must receive at least the following ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service and Fitch Ratings in order to be issued:

Class	Rating
	S&P	Moody’s	Fitch
A-1	A-1+	Prime-1	F1+
A-2	AAA	Aaa	AAA
A-3	AAA	Aaa	AAA
A-4	AAA	Aaa	AAA

The initial automobile loan pool’s composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:

Composition of the Initial Automobile Loans

as of the Statistical Calculation Date

	New	Used	Total
Aggregate Principal Balance(1)	$217,779,064.22	$446,065,137.60	$663,844,201.82
Number of Automobile Loans	14,201	43,133	57,334
Percent of Aggregate Principal Balance	32.81%	67.19%	100.00%
Average Principal Balance	$15,335.47	$10,341.62	$11,578.54
Range of Principal Balances	($260.88 to $75,651.84)	($250.22 to $64,368.02)	($250.22 to $75,651.84)
Weighted Average APR(1)	15.79%	17.71%	17.08%
Range of APRs	(1.90% to 25.99%)	(6.00% to 29.00%)	(1.90% to 29.00%)
Weighted Average Remaining Term	59	51	54
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )	(3 to 72 months )
Weighted Average Original Term	66	60	62
Range of Original Terms	(24 to 72 months )	(12 to 72 months )	(12 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Initial Automobile Loans by APR

as of the Statistical Calculation Date

Distribution of the
Initial Automobile
Loans by APR as of				% of Total Number
the Statistical	Aggregate Principal	% of Aggregate	Number of	of Automobile
Calculation Date	Balance(1)	Principal Balance(2)	Automobile Loans	Loans(2)
1.000% to 1.999%	$23,300.55	0.00%	1	0.00%
2.000% to 2.999%	14,914.81	0.00%	1	0.00%
3.000% to 3.999%	87,453.68	0.01%	5	0.01%
4.000% to 4.999%	91,920.45	0.01%	5	0.01%
5.000% to 5.999%	186,673.27	0.03%	9	0.02%
6.000% to 6.999%	606,178.08	0.09%	99	0.17%
7.000% to 7.999%	916,441.04	0.14%	45	0.08%
8.000% to 8.999%	4,609,016.32	0.69%	227	0.40%
9.000% to 9.999%	21,346,802.34	3.22%	1,135	1.98%
10.000% to 10.999%	18,565,519.33	2.80%	967	1.69%
11.000% to 11.999%	11,908,507.31	1.79%	697	1.22%
12.000% to 12.999%	20,635,162.49	3.11%	1,323	2.31%
13.000% to 13.999%	37,984,539.06	5.72%	2,438	4.25%
14.000% to 14.999%	45,884,005.28	6.91%	3,095	5.40%
15.000% to 15.999%	60,917,288.11	9.18%	4,381	7.64%
16.000% to 16.999%	70,865,278.49	10.67%	5,588	9.75%
17.000% to 17.999%	106,698,600.47	16.07%	9,660	16.85%
18.000% to 18.999%	97,071,456.67	14.62%	8,725	15.22%
19.000% to 19.999%	71,930,335.16	10.84%	6,637	11.58%
20.000% to 20.999%	47,722,149.02	7.19%	5,500	9.59%
21.000% to 21.999%	28,132,634.48	4.24%	3,773	6.58%
22.000% to 22.999%	8,835,403.60	1.33%	1,468	2.56%
23.000% to 23.999%	5,980,877.34	0.90%	1,069	1.86%
24.000% to 24.999%	2,284,902.08	0.34%	387	0.67%
25.000% to 25.999%	416,200.67	0.06%	77	0.13%
26.000% to 26.999%	51,763.71	0.01%	10	0.02%
27.000% to 27.999%	27,779.79	0.00%	5	0.01%
28.000% to 28.999%	13,077.66	0.00%	2	0.00%
29.000% to 29.999%	36,020.56	0.01%	5	0.01%

TOTAL	$663,844,201.82	100.00%	57,334	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on principal balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

Distribution of the Initial Automobile Loans by Geographic Location

of Obligor as of the Statistical Calculation Date

		% of Aggregate		% of Total Number
	Aggregate Principal	Principal	Number of	of Automobile
State	Balance(1)	Balance(2)	Automobile Loans	Loans(2)
Alabama	$9,868,142.83	1.49%	906	1.58%
Arizona	13,169,205.40	1.98%	1,171	2.04%
Arkansas	4,215,412.12	0.64%	280	0.49%
California	82,299,360.97	12.40%	6,236	10.88%
Colorado	5,257,473.71	0.79%	470	0.82%
Connecticut	5,298,799.14	0.80%	584	1.02%
Delaware	3,407,574.37	0.51%	301	0.52%
District of Columbia	1,339,523.41	0.20%	98	0.17%
Florida	68,663,861.89	10.34%	5,634	9.83%
Georgia	21,180,982.32	3.19%	1,782	3.11%
Hawaii	1,986,801.41	0.30%	128	0.22%
Illinois	27,039,371.84	4.07%	2,375	4.14%
Indiana	13,704,201.27	2.06%	1,236	2.16%
Iowa	2,738,990.20	0.41%	258	0.45%
Kansas	2,775,753.65	0.42%	272	0.47%
Kentucky	11,984,598.83	1.81%	1,056	1.84%
Louisiana	7,483,037.84	1.13%	766	1.34%
Maine	4,142,010.02	0.62%	319	0.56%
Maryland	18,339,918.77	2.76%	1,452	2.53%
Massachusetts	9,080,104.30	1.37%	845	1.47%
Michigan	16,389,477.03	2.47%	1,622	2.83%
Minnesota	3,665,167.72	0.55%	399	0.70%
Mississippi	5,851,877.46	0.88%	516	0.90%
Missouri	8,636,041.10	1.30%	778	1.36%
Nebraska	1,616,273.15	0.24%	171	0.30%
Nevada	8,652,358.64	1.30%	684	1.19%
New Hampshire	2,572,466.96	0.39%	242	0.42%
New Jersey	18,619,430.59	2.80%	1,731	3.02%
New Mexico	4,888,554.33	0.74%	401	0.70%
New York	31,439,123.84	4.74%	3,006	5.24%
North Carolina	16,887,406.49	2.54%	1,541	2.69%
Ohio	33,233,580.58	5.01%	3,091	5.39%
Oklahoma	6,598,846.17	0.99%	561	0.98%
Oregon	4,949,977.63	0.75%	363	0.63%
Pennsylvania	35,539,754.64	5.35%	3,396	5.92%
Rhode Island	1,435,524.10	0.22%	161	0.28%
South Carolina	6,864,650.78	1.03%	623	1.09%
Tennessee	13,920,367.63	2.10%	1,178	2.05%
Texas	74,969,882.02	11.29%	6,226	10.86%
Utah	1,752,496.50	0.26%	170	0.30%
Vermont	2,097,554.54	0.32%	155	0.27%
Virginia	19,059,796.78	2.87%	1,649	2.88%
Washington	13,295,147.84	2.00%	962	1.68%
West Virginia	5,543,351.12	0.84%	477	0.83%
Wisconsin	8,679,055.65	1.31%	788	1.37%
Other(3)	2,710,914.24	0.41%	274	0.48%

TOTAL	$663,844,201.82	100.00%	57,334	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

Yield and Prepayment Considerations

     Prepayments can be made on any of the automobile loans at any time. If prepayments are received on the automobile loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the automobile loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an automobile loan.

     The rate of prepayments on the automobile loans may be influenced by a variety of economic, social, and other factors, including the fact that no obligor under an automobile loan may sell or transfer that automobile loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the automobile loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit’s assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the automobile loans will be borne solely by the noteholders.

     The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the automobile loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

     Prepayments on automobile loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of automobile loans in a pool of loans. ABS also assumes that all of the automobile loans in a pool are the same size, that all of those automobile loans amortize at the same rate, and that for every month that any individual automobile loan is outstanding, payments on that particular automobile loan will either be made as scheduled or the automobile loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 automobile loans, if a 1% ABS were used, that would mean that 100 automobile loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not a historical description of prepayment experience on pools of automobile loans or a prediction of the anticipated rate of prepayment on either the pool of automobile loans involved in this transaction or on any pool of automobile loans. You should not assume that the actual rate of prepayments on the automobile loans will be in any way related to the percentage of prepayments that we assume for ABS.

     The tables below which are captioned “Percent of Initial Note Principal Balance at Various ABS Percentages” are based on ABS and were prepared using the following assumptions:

•	the trust property includes six pools of automobile loans with the characteristics set forth in the following table;

•	all prepayments on the automobile loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

•	each scheduled monthly payment on the automobile loans is made on the last day of each month and each month has 30 days;

•	the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 2 of this term sheet;

•	interest accrues on the notes at the following assumed coupon rates: Class A-1 Notes, 1.07%; Class A-2 Notes, 1.42%; Class A-3 Notes, 1.98%; and Class A-4 Notes, 2.58%;

•	payments on the notes are made on the sixth day of each month;

•	the notes are purchased on April 14, 2004;

•	the scheduled monthly payment for each automobile loan was calculated on the basis of the characteristics described in the following table and in such a way that each automobile loan would amortize in a manner that will be sufficient to repay the principal balance of that automobile loan by its indicated remaining term to maturity;

•	the first due date for each automobile loan is the last day of the month of the assumed cutoff date for that automobile loan as set forth in the following table;

•	all of the pre-funding account money is used to purchase additional automobile loans;

•	the servicer exercises its “clean-up call” option to purchase the automobile loans at the earliest opportunity;

•	accelerated principal will be paid on each class of the notes on each distribution date as necessary to build and maintain the overcollateralization required by MBIA; and

•	the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to the indenture trustee, the owner trustee and MBIA.

				Remaining Term to
	Aggregate Principal			Maturity	Seasoning
Pool	Balance	Gross APR	Assumed Cutoff Date	(in Months)	(in Months)
1	$479,345,774.10	17.450%	04/01/04	58	1
2	$203,444,828.96	15.097%	04/01/04	71	1
3	$34,981,096.18	18.680%	04/01/04	11	49
4	$82,228,300.76	18.614%	04/01/04	18	44
5	$128,899,002.10	17.450%	06/01/04	59	0
6	$54,707,555.28	15.097%	06/01/04	72	0

     The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

     The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the automobile loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the automobile loans will prepay at a constant level of ABS until maturity or that all of the automobile loans will prepay at the same level of ABS. Moreover, the automobile loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the automobile loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the automobile loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

     The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

•	multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

•	adding the results, and

•	dividing the sum by the related initial principal amount of the note.

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE

AT VARIOUS ABS PERCENTAGES

	Class A-1 Notes				Class A-2 Notes
Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
5/6/04	90	86	81	33	100	100	100	100
6/6/04	80	72	63	19	100	100	100	100
7/6/04	68	56	42	2	100	100	100	100
8/6/04	56	40	22	0	100	100	100	89
9/6/04	44	25	3	0	100	100	100	78
10/6/04	33	9	0	0	100	100	91	70
11/6/04	23	0	0	0	100	100	83	62
12/6/04	16	0	0	0	100	93	74	54
1/6/05	10	0	0	0	100	86	67	47
2/6/05	3	0	0	0	100	80	59	39
3/6/05	0	0	0	0	97	73	52	32
4/6/05	0	0	0	0	93	68	46	25
5/6/05	0	0	0	0	89	62	39	17
6/6/05	0	0	0	0	85	56	33	10
7/6/05	0	0	0	0	80	51	27	4
8/6/05	0	0	0	0	76	45	22	0
9/6/05	0	0	0	0	72	40	16	0
10/6/05	0	0	0	0	67	34	11	0
11/6/05	0	0	0	0	64	30	5	0
12/6/05	0	0	0	0	61	25	0	0
1/6/06	0	0	0	0	58	21	0	0
2/6/06	0	0	0	0	55	17	0	0
3/6/06	0	0	0	0	51	12	0	0
4/6/06	0	0	0	0	48	8	0	0
5/6/06	0	0	0	0	45	4	0	0
6/6/06	0	0	0	0	42	0	0	0
7/6/06	0	0	0	0	39	0	0	0
8/6/06	0	0	0	0	36	0	0	0
9/6/06	0	0	0	0	32	0	0	0
10/6/06	0	0	0	0	29	0	0	0
11/6/06	0	0	0	0	25	0	0	0
12/6/06	0	0	0	0	22	0	0	0
1/6/07	0	0	0	0	18	0	0	0
2/6/07	0	0	0	0	15	0	0	0
3/6/07	0	0	0	0	11	0	0	0
4/6/07	0	0	0	0	7	0	0	0
5/6/07	0	0	0	0	3	0	0	0
6/6/07	0	0	0	0	0	0	0	0
7/6/07	0	0	0	0	0	0	0	0
8/6/07	0	0	0	0	0	0	0	0
9/6/07	0	0	0	0	0	0	0	0
10/6/07	0	0	0	0	0	0	0	0
11/6/07	0	0	0	0	0	0	0	0
12/6/07	0	0	0	0	0	0	0	0
1/6/08	0	0	0	0	0	0	0	0
2/6/08	0	0	0	0	0	0	0	0
3/6/08	0	0	0	0	0	0	0	0
4/6/08	0	0	0	0	0	0	0	0
5/6/08	0	0	0	0	0	0	0	0
6/6/08	0	0	0	0	0	0	0	0
7/6/08	0	0	0	0	0	0	0	0
8/6/08	0	0	0	0	0	0	0	0
9/6/08	0	0	0	0	0	0	0	0
10/6/08	0	0	0	0	0	0	0	0
11/6/08	0	0	0	0	0	0	0	0
12/6/08	0	0	0	0	0	0	0	0
1/6/09	0	0	0	0	0	0	0	0
Weighted Average Life (years)	0.41	0.30	0.24	0.11	2.00	1.32	1.00	0.75

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-3 Notes				Class A-4 Notes
Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
5/6/04	100	100	100	100	100	100	100	100
6/6/04	100	100	100	100	100	100	100	100
7/6/04	100	100	100	100	100	100	100	100
8/6/04	100	100	100	100	100	100	100	100
9/6/04	100	100	100	100	100	100	100	100
10/6/04	100	100	100	100	100	100	100	100
11/6/04	100	100	100	100	100	100	100	100
12/6/04	100	100	100	100	100	100	100	100
1/6/05	100	100	100	100	100	100	100	100
2/6/05	100	100	100	100	100	100	100	100
3/6/05	100	100	100	100	100	100	100	100
4/6/05	100	100	100	100	100	100	100	100
5/6/05	100	100	100	100	100	100	100	100
6/6/05	100	100	100	100	100	100	100	100
7/6/05	100	100	100	100	100	100	100	100
8/6/05	100	100	100	93	100	100	100	100
9/6/05	100	100	100	79	100	100	100	100
10/6/05	100	100	100	66	100	100	100	100
11/6/05	100	100	100	52	100	100	100	100
12/6/05	100	100	100	39	100	100	100	100
1/6/06	100	100	89	26	100	100	100	100
2/6/06	100	100	79	14	100	100	100	100
3/6/06	100	100	68	1	100	100	100	100
4/6/06	100	100	58	0	100	100	100	93
5/6/06	100	100	49	0	100	100	100	86
6/6/06	100	100	39	0	100	100	100	78
7/6/06	100	93	30	0	100	100	100	71
8/6/06	100	84	20	0	100	100	100	64
9/6/06	100	76	11	0	100	100	100	57
10/6/06	100	68	2	0	100	100	100	51
11/6/06	100	60	0	0	100	100	96	45
12/6/06	100	52	0	0	100	100	90	38
1/6/07	100	44	0	0	100	100	84	0
2/6/07	100	36	0	0	100	100	79	0
3/6/07	100	28	0	0	100	100	74	0
4/6/07	100	20	0	0	100	100	68	0
5/6/07	100	12	0	0	100	100	63	0
6/6/07	99	4	0	0	100	100	59	0
7/6/07	90	0	0	0	100	98	54	0
8/6/07	82	0	0	0	100	93	49	0
9/6/07	73	0	0	0	100	88	45	0
10/6/07	64	0	0	0	100	83	40	0
11/6/07	54	0	0	0	100	78	0	0
12/6/07	45	0	0	0	100	73	0	0
1/6/08	35	0	0	0	100	68	0	0
2/6/08	25	0	0	0	100	63	0	0
3/6/08	15	0	0	0	100	58	0	0
4/6/08	5	0	0	0	100	54	0	0
5/6/08	0	0	0	0	97	49	0	0
6/6/08	0	0	0	0	90	45	0	0
7/6/08	0	0	0	0	83	41	0	0
8/6/08	0	0	0	0	75	0	0	0
9/6/08	0	0	0	0	68	0	0	0
10/6/08	0	0	0	0	61	0	0	0
11/6/08	0	0	0	0	53	0	0	0
12/6/08	0	0	0	0	46	0	0	0
1/6/09	0	0	0	0	0	0	0	0
Weighted Average Life (years)	3.63	2.71	2.10	1.62	4.54	3.97	3.23	2.46

Delinquency and Loan Loss Information

     The following tables provide information relating to AmeriCredit’s delinquency and loan loss experience for each period indicated with respect to all automobile loans it has originated or purchased and serviced. This information includes the experience with respect to all automobile loans in AmeriCredit’s portfolio of automobile loans originated or purchased and serviced during each listed period, including automobile loans which do not meet the criteria for selection as an automobile loan in this transaction.

Delinquency Experience

     Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below.

	At December 31,				At June 30,
	2003		2002		2003		2002
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio at end of period(1)	1,066,195	$12,988,339	1,224,936	$16,208,573	1,160,339	$14,888,778	1,124,388	$14,762,461
Period of Delinquency(2)
31-60 days(3)	81,748	$978,680	116,102	$1,489,112	96,302	$1,220,063	82,654	$1,042,265
61-90 days	20,264	240,155	33,068	415,641	26,093	329,095	24,979	309,562
91 days or more	12,397	130,602	20,878	247,098	14,462	166,503	15,282	175,456

Total Delinquencies	114,409	$1,349,437	170,048	$2,151,851	136,857	$1,715,661	122,915	$1,527,283
Repossessed Assets(4)	5,131	68,307	16,312	230,480	12,406	172,937	11,607	161,529

Total Delinquencies and Repossessed Assets	119,540	$1,417,744	186,360	$2,382,331	149,263	$1,888,598	134,522	$1,688,812

Total Delinquencies as a Percentage of the Portfolio	10.7%	10.4%	13.9%	13.3%	11.8%	11.5%	10.9%	10.3%
Total Repossessed Assets as a Percentage of the Portfolio(4)	0.5%	0.5%	1.3%	1.4%	1.1%	1.2%	1.1%	1.1%

Total Delinquencies and Repossessed Assets as a Percentage of the Portfolio	11.2%	10.9%	15.2%	14.7%	12.9%	12.7%	12.0%	11.4%

(1)	All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2)	AmeriCredit considers a loan delinquent when an obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3)	Amounts shown do not include loans which are less than 31 days delinquent.

(4)	Effective for the quarter ended December 31, 2003, AmeriCredit has revised its repossession charge-off policy. AmeriCredit will now charge-off accounts when the automobile is available to be liquidated at auction. Previously, AmeriCredit charged off accounts at the time that repossessed inventory was liquidated at auction. This adjustment reduces the repossession inventory to 0.5% from 1.3%.

Loan Loss Experience

	Six Months Ended		Fiscal Year Ended
	December 31,		June 30,
	2003	2002	2003	2002
Period-End Principal Outstanding(1)	$12,988,339	$16,208,573	$14,888,778	$14,762,461
Average Month-End Amount Outstanding During the Period(1)	13,963,109	15,682,299	15,736,512	12,464,346
Net Charge-Offs(2)(4)	586,134	441,883	1,026,657	573,818
Net Charge-Offs as a Percentage of Period-End Principal Outstanding(3)(4)	9.0%	5.4%	6.9%	3.9%
Net Charge-Offs as a Percent of Average Month-End Amount Outstanding(3)(4)	8.3%	5.6%	6.5%	4.6%

(1)	All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2)	Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from obligors on deficiency balances.

(3)	Results for the six months ended December 31 are annualized.

(4)	Effective for the quarter ended December 31, 2003, AmeriCredit has revised its repossession charge-off policy. AmeriCredit will now charge off accounts when the automobile is available to be liquidated at auction. Previously, AmeriCredit charged off accounts at the time that repossessed inventory was liquidated at auction. This is a one-time cumulative adjustment that increases the net charge-offs as a percentage of average month-end amount outstanding to 8.3% from 7.5% and increases the net charge-offs as a percentage of period-end principal outstanding.